                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       General DataComm Industries, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       General DataComm Industries, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
   1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                       GENERAL DATACOMM INDUSTRIES, INC.
                       MIDDLEBURY, CONNECTICUT 06762-1299
 ------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 2, 1995
 ------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of GENERAL DATACOMM INDUSTRIES, INC. (the "Corporation") will be held at the offices of Chemical Bank, 3rd Floor, 270 Park Avenue, New York, New York, on Thursday, February 2, 1995 at 4:00 P.M. for the following purposes:

     1. To elect two directors to serve for a term of three years and one director for a term of two years and until their respective successors are elected.

     2. To consider and take action upon a proposal to adopt an amendment to the 1991 Stock Option Plan by which an additional 500,000 shares of the Corporation's Common Stock, $.10 par value, will be reserved for issuance thereunder.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on December 5, 1994 has been fixed as the record date for the determination of the stockholders entitled to receive notice of and to vote at the Meeting.

                                          By Order of the Board of Directors

                                          HOWARD S. MODLIN,
                                          Secretary

Dated: December 5, 1994

- --------------------------------------------------------------------------------

     IMPORTANT: THE MANAGEMENT INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND IS MAILED WITHIN THE UNITED STATES.

- --------------------------------------------------------------------------------

                       GENERAL DATACOMM INDUSTRIES, INC.
                       MIDDLEBURY, CONNECTICUT 06762-1299

                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of General DataComm Industries, Inc. (the "Corporation") of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, February 2, 1995 and at all adjournments thereof, for the purposes set forth in the accompanying notice of the meeting. It is intended that this statement and the proxies solicited hereby be mailed to stockholders on December 19, 1994. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it any time before it is exercised by giving written notice to the Corporation, Attention: Secretary, to such effect. A stockholder attending the meeting in person may make his or her own nomination from the floor when the election of directors is considered. Proxies properly executed and received in time for the meeting will be voted.

     The close of business on December 5, 1994 has been fixed as the record date for the determination of the stockholders entitled to receive notice of and to vote at the meeting. There were outstanding as of the close of business on December 5, 1994 and entitled to be voted at the meeting, 15,783,205 shares of Common Stock and 2,226,250 shares of Class B Stock. All of said shares are entitled to one (l) vote on all matters voted on at the Annual Meeting, voting as a single class. The holders of Class B Stock are entitled to ten (10) votes per share in any election of directors if more than 15% of the shares of Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or group of persons acting in concert (other than the Board) provided such nomination is not made by one (l) or more holders of Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Class B Stock the right to ten (10) votes per share for the election of directors at the Annual Meeting.

     The affirmative vote, in person on by proxy, of a majority of the shares of Common Stock and Class B Stock voted, together as a single class, is required to elect three (3) directors. The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Class B Stock, together as a single class, is required to authorize the amendment to the 199l Stock Option Plan authorizing an additional 500,000 shares.

     The proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. If any other specification is made by a stockholder in the proxy, it will be voted as specified. In the discretion of the proxy-holders, the proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of November 25, 1994 with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock by all persons known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock or Common Stock who are deemed to be such beneficial owners of the Corporation's Class B Stock or Common Stock under Rule 13d-3. Class B Stock is convertible into Common Stock at any time on a share-for-share basis.

                                                                                                     PERCENT
        TITLE                   NAME AND ADDRESS               AMOUNT AND NATURE        PERCENT       OF ALL
      OF CLASS                 OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP     OF CLASS     CLASSES
      --------                 -------------------          -----------------------     --------     --------
Class B Stock $.10     Charles P. Johnson                          1,387,089*             62.3%*       9.2%*
  par value            General DataComm Industries, Inc.
                       Middlebury, CT 06762-1299
                       James R. Arcara                               471,943**            21.2%**      3.1%**
                       General DataComm Industries, Inc.
                       Middlebury, CT 06762-1299
Common Stock $.10 par  FMR Corp.                                     856,900***            5.4%***     4.8%***
  value                Devonshire Street
                       Boston, MA 02109

- ---------------
  * The amount and percent of Class B Stock does not include 19,500 shares of Class B Stock owned by trusts or in custody for the benefit of Mr. Johnson's daughter, or 1,250 shares of Class B Stock owned by his wife, the beneficial ownership of which he disclaims. The percent of all classes includes 266 shares of Common Stock and 299,907 shares of Common Stock which Mr. Johnson could acquire by the exercise of stock options within sixty (60) days following November 25, 1994, but excludes 23,984 shares of Common Stock held in the Corporation's 40l(k) Stock Fund.

 ** The amount and percent of Class B Stock includes 98,299 shares owned directly by Mr. Arcara and 373,644 shares, or 16.8% of the outstanding Class B shares, held by Mr. Arcara as trustee under various trusts for the benefit of the children of Mr. Charles P. Johnson (361,444 shares) and as trustee under an insurance trust for Mr. Johnson (12,200 shares). Mr. Arcara has the sole power to vote and/or dispose of the shares held as trustee. He disclaims beneficial ownership of these 373,644 shares. The percent of all classes includes 14,847 shares of Common Stock owned directly by Mr. Arcara, 14,500 shares of Common Stock held by Mr. Arcara as trustee under various trusts for the benefit of Mr. Johnson's children for which he disclaims beneficial ownership and 66,459 shares of Common Stock which Mr. Arcara could acquire by the exercise of stock options within sixty (60) days following November 25, 1994, but excludes 19,588 shares of Common Stock held in the Corporation's 40l(k) Stock Fund as of such date.

*** Based upon Schedule 13G dated February 11, 1994, FMR Corp. is a parent holding company as defined in Rule 13d-1(b)(ii)(G).

                         ITEM 1.  ELECTION OF DIRECTORS

     Two of the nominees, Messrs. Charles P. Johnson and Howard S. Modlin, were elected directors of the Corporation at the 1992 meeting of stockholders for a three (3) year term while Mr. John L. Segall was elected a director of the Corporation by the Board of Directors on March 1, 1994. Set forth opposite the name of each nominee and each director whose term continues past the meeting is his principal occupation for the past five (5) years, the name and principal business of any corporation or other organization in which such employment is carried on, other business directorships held, age and the year in which the term of office for which he is a nominee or the term of such office will expire.

     Management has no reason to believe that the nominee is not available or will not serve if elected, but if he should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other person as may be nominated.

                                        POSITION WITH THE CORPORATION,         BECAME A        TERM
                NAME                     PRINCIPAL OCCUPATION AND AGE          DIRECTOR       EXPIRES
                ----                    ------------------------------         --------       -------
Charles P. Johnson..................  Chairman of the Board of Directors         1969           1998
                                      and Chief Executive Officer; 67

Howard S. Modlin....................  Secretary of the Corporation and           1969           1998
                                      partner in the law firm of Weisman,
                                      Celler, Spett & Modlin; Director of
                                      Fedders Corporation and Trans-Lux
                                      Corporation; 63

Frederick R. Cronin.................  Vice President, Technology; 63             1981           1996

Lee M. Paschall.....................  Consultant; former Chairman,               1981           1997
                                      President of American Satellite
                                      Company, 1981 to 1985;
                                      Telecommunications Consultant
                                      between August 1978 and August
                                      1981. Previous thereto, he was a
                                      Lieutenant General, United States
                                      Air Force; Director of Radiation
                                      Systems, Inc.; 72

John L. Segall......................  Consultant; Vice Chairman of GTE           1994           1997
                                      1991-1994; Vice Chairman of Contel
                                      Corp. 1989-1991; Director of Perot
                                      Systems and Norwalk Savings
                                      Society; 68

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     Each nominee, each director whose term continues past the meeting and each executive officer listed in the Summary Compensation Table have advised the Corporation that, as of November 25, 1994, he owned beneficially, directly or indirectly, securities of the Corporation in the amounts set forth opposite his name.

                                       SHARES OF                   SHARES OF
                                        COMMON        PERCENT       CLASS B          PERCENT     PERCENT OF
                NAME                  STOCK OWNED     OF CLASS   STOCK OWNED(1)      OF CLASS    ALL CLASSES
                ----                  -----------     --------   --------------      --------    -----------
Charles P. Johnson..................    300,173(2)       1.9%       1,387,089(2)       62.3%          9.2%
Howard S. Modlin....................         --(3)        --            6,750(3)        0.3%           --
Frederick R. Cronin.................     66,336(4)       0.4%          35,000(4)        l.6%          0.6%
Lee M. Paschall.....................      6,000           --            5,770           0.3%          0.1%
John L. Segall......................      1,000           --               --            --            --
Ross A. Belson......................     99,917(5)       0.6%              --            --           0.6%
William S. Lawrence.................     68,176(6)       0.4%          36,558           l.6%          0.6%
Rick L. Mantz.......................     29,864(7)       0.2%              --            --           0.2%
Directors and Officers as a group
  (16 individuals including the
  above)............................    846,959(8)       5.2%       1,965,110(8)       88.3%         15.1%

- ---------------
(1) The Class B Stock is convertible into Common Stock at any time on a share-for-share basis.

(2) Includes 299,907 shares of Common Stock which Mr. Johnson could acquire by the exercise of stock options within sixty (60) days following November 25, 1994. Does not include 19,500 shares of Class B Stock owned by trusts or in custody for the benefit of his daughter, nor 1,250 shares of Class B Stock owned by his wife, the beneficial ownership of which he disclaims, nor 23,984 shares of Common Stock held in the Corporation's 401(k) Stock Fund as of November 25, 1994.

(3) Does not include 31,400 shares of Class B Stock nor 112,000 shares of Common Stock owned directly by members of his immediate family, the beneficial ownership of which Mr. Modlin disclaims.

(4) Includes 45,254 shares of Common Stock which Mr. Cronin could acquire by the exercise of stock options within sixty (60) days following November 25, 1994. Does not include 15,900 shares of Class B Stock owned directly by members of his immediate family, the beneficial ownership of which he disclaims nor 2,363 shares of Common Stock held in the Corporation's 401(k) Stock Fund as of November 25, 1994.

(5) Includes 77,977 shares of Common Stock which Mr. Belson could acquire by the exercise of stock options within sixty (60) days following November 25, 1994.

(6) Includes 66,776 shares of Common Stock which Mr. Lawrence could acquire by the exercise of stock options within sixty (60) days following November 25, 1994. Does not include 860 shares of Common Stock owned by his wife, the beneficial ownership of which he disclaims, nor 15,719 shares of Common Stock held in the Corporation's 401(k) Stock Fund as of November 25, 1994.

(7) Includes 19,809 shares of Common Stock which Mr. Mantz could acquire by the exercise of stock options within sixty (60) days following November 25, 1994.

(8) Includes 665,596 shares of Common Stock which persons in the group have the right to acquire within sixty (60) days following November 25, 1994 through the exercise of stock options and 36l,444 shares of Class B Stock and 14,500 shares of Common Stock held by Mr. James R. Arcara, Vice President, Corporate Operations, as trustee under various trusts for the benefit of Mr. Johnson's family and 12,200 shares of Class B Stock held by Mr. Arcara as trustee under an insurance trust for the benefit of Mr. Johnson. Does not include 72,774 shares of Class B Stock and 112,860 shares of Common Stock owned directly by members of the directors' and officers' immediate families, the beneficial ownership of which they disclaim; nor 63,980 shares of the Corporation's Common Stock in the Corporation's 401(k) Stock Fund held in accounts for nine (9) executive officers as of November 25, 1994.

         EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

     The following Summary Compensation Table sets forth the compensation paid or awarded for the fiscal years ended September 30, 1994, 1993 and 1992 to the Corporation's five (5) most highly compensated executive officers whose compensation for the fiscal year ended September 30, 1994 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL
                                         COMPENSATION(1)
                                    --------------------------                              ALL OTHER
             NAME AND                        SALARY     BONUS     OPTIONS (#)     OTHER    COMPENSATION
        PRINCIPAL POSITION          YEAR     ($)(4)      ($)        GRANTED      ($)(2)       ($)(3)
        ------------------          ----     ------     -----     -----------    ------    ------------
Charles P. Johnson................   1994    476,410   100,000       66,450       13,189      61,076
  Chairman of the Board of           1993    449,674   100,000           --       18,371      60,230
  Directors and Chief                1992    428,846    90,000      222,675       14,961      34,430
  Executive Officer

Ross A. Belson....................   1994    248,562    75,000       30,000        6,885       4,806
  President and Chief                1993    230,265    75,000       20,000        6,730       3,960
  Operating Officer                  1992    209,436    65,000       20,500        6,837       3,751

William S. Lawrence...............   1994    178,136    34,000       15,000        7,879       4,121
  Vice President, Finance and        1993    168,508    34,000           --        7,067       2,812
  Chief Financial Officer            1992    161,565    31,000       33,000        6,851       3,546

Frederick R. Cronin...............   1994    176,064    30,000(5)    10,000       11,285       3,844
  Vice President, Technology         1993    166,816    20,000       10,000       11,202       2,573
                                     1992    160,568    19,375       39,000       11,014         109

Rick L. Mantz.....................   1994    170,886    18,125       18,000       24,426       3,347
  Vice President, Engineering        1993    161,527    18,125           --       24,237       3,169
                                     1992    154,584    15,400       24,000       22,904       2,818

- ---------------
(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts.

(2) These amounts include $18,750 annual forgiveness of indebtedness for Mr. Mantz as discussed under Loans.

(3) The Corporation's Board of Directors has approved the continued employment of Mr. Charles P. Johnson to at least age 70. The Corporation is paying the annual premium on a $1,000,000 life insurance policy on Mr. Johnson's life at an approximate annual cost of $56,300, included in all other compensation, so long as Mr. Johnson is an employee of the Corporation. Mr. Johnson's designee is the owner of said policy. The balance of Mr. Johnson's all other compensation and amounts reported for the other executives reflects the Corporation's contributions under its 401(k) plan.

(4) The above officers have not received a salary adjustment since January 1, 1993. In fiscal 1994 versus 1993 there was one additional pay period.

(5) Includes $5,000 for 1993 not included in the 1993 amount.

     During the fiscal year ended September 30, 1994, $700,000 in fees, an amount which the Corporation believes is fair, were paid to the law firm of which Howard S. Modlin is a partner.

BOARD COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for the Chief Executive Officer and other executive officers are considered by the Corporation's entire Board of Directors since there is no separate Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Board considers management's recommendation based upon past salary levels, industry surveys, experience, capability, normal salary increase levels in past years, and the Corporation's and respective individual's performances during the last fiscal year. The Chief Executive Officer's compensation and bonus are based upon the above factors and include three-quarters ( 3/4) of one-percent (1%) of the Corporation's pretax earnings but in no event less than $100,000. It should also be noted that as part of the Corporation's cost containment efforts, most salaried employees previously had their salary increases deferred from the normal twelve (12) month cycle to thirty (30) months. Such deferral ended in 1993.

LOANS

     During the period October 1, 1987 through September 30, 1991, the Corporation granted unsecured loans to Messrs. Charles P. Johnson (Chairman of the Board), Frederick R. Cronin (Vice President, Technology) and Robert S. Smith (Vice President, Business Development) in the amounts of $453,045, $100,000 and $200,000 respectively, which were due January 31, 1995, April 14, 1994 and April 14, 1994 respectively. These loans bore annual interest at 5.81% as to Messrs. Johnson and Cronin and at 7.65% as to Mr. Smith. During fiscal 1994, Messrs. Johnson, Cronin and Smith repaid their respective balances in full and were not indebted to the Corporation at September 30, 1994. All loans were made for the personal needs of the respective executive officers.

     During fiscal 1989, Mr. Rick L. Mantz (Vice President, Engineering) was granted a secured loan by the Corporation in the maximum amount of $75,000. Mr. Mantz's loan was secured by a third mortgage on a property located in Southbury, Connecticut and bore interest at the rate of 9% per annum, payable bi-weekly. During fiscal 1994, Mr. Mantz's final principal balance of $18,750 was forgiven in accordance with the loan terms. The loan was made for the personal needs of Mr. Mantz pursuant to employment negotiations at the time he was hired by the Corporation. The Corporation believes the terms of such loans are fair to the Corporation.

STOCK OPTION PLANS

     Under the terms of the Corporation's Stock Option Plans, the Corporation has reserved a total of 2,882,387 shares of Common Stock as of November 25, 1994. Officers and key employees selected by the Chairman of the Board or the Stock Option Committee, as the case may be, may be granted incentive stock options at an exercise price equal to or greater than the market price per share on the date of grant and non-incentive stock options at an exercise price equal to, greater than or less than the market price per share on the date of grant. Once granted, options become exercisable in whole or in part after the first year and expire within ten (10) years. The Chairman or the Stock Option Committee, as the case may be, determines the number of stock options to be granted to any person, subject to the limitations on incentive stock options in
Section 422A of the Internal Revenue Code.

STOCK OPTIONS

     The following table is a summary of all stock options granted pursuant to the Corporation's Stock Option Plans during the period October 1, 1993 through September 30, 1994. There are no stock appreciation rights under the Plans. In addition, the table shows the potential gain that could be realized if the fair market value of the Corporation's Common Stock were to appreciate at a 5% or 10% annual rate over the ten (10) year period of the option term.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL
                                                   INDIVIDUAL GRANTS                       REALIZABLE
                                     ---------------------------------------------          VALUE AT
                                              % OF TOTAL                                 ASSUMED ANNUAL
                                                OPTIONS                                  RATES OF STOCK
                                              GRANTED TO    EXERCISE                      APPRECIATION
                                        #      EMPLOYEES     OR BASE                    FOR OPTION TERM
                                     OPTIONS    IN LAST     PRICE PER   EXPIRATION   ----------------------
               NAME                  GRANTED  FISCAL YEAR     SHARE        DATE       5% ($)      10% ($)
               ----                  -------  -----------   ---------   ----------    ------      -------
Charles P. Johnson.................   66,450      10.1%      $ 15.50       7/24/04   $ 647,746  $ 1,641,515
Ross A. Belson.....................   30,000       4.5%      $ 15.50       7/24/04   $ 292,436  $   741,090
William S. Lawrence................   15,000       2.3%      $ 15.50       7/24/04   $ 146,218  $   370,545
Frederick R. Cronin................   10,000       1.5%      $ 15.50       7/24/04   $  97,479  $   247,030
Rick L. Mantz......................   18,000       2.7%      $ 15.50       7/24/04   $ 175,462  $   444,654

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION TABLES

     The following table sets forth the number of shares acquired on exercise during the fiscal year ended September 30, 1994 ("FY"), the value realized on exercise, the number of unexercised options at September 30, 1994 and the value of unexercised in-the-money options at September 30, 1994.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                           VALUE OF
                                                                        NUMBER OF        UNEXERCISED
                                                                       UNEXERCISED       IN-THE-MONEY
                                                                       OPTIONS AT          OPTIONS
                                        SHARES                         FY-END (#)         AT FY-END
                                      ACQUIRED ON                    ---------------     ------------
                                       EXERCISE         VALUE         EXERCISABLE/       EXERCISABLE/
                NAME                      (#)          REALIZED       UNEXERCISABLE      UNEXERCISABLE
                ----                  -----------      --------       -------------      -------------
Charles P. Johnson..................    166,468       $3,411,408     269,907/186,450      $6,577,713/
                                                                                          $3,810,038
Ross A. Belson......................     58,000       $  641,125      57,977/113,500      $1,408,458/
                                                                                          $2,449,255
William S. Lawrence.................       --             --          58,776/ 44,000      $1,437,288/
                                                                                          $  912,840
Frederick R. Cronin.................       --             --          56,254/ 45,000      $1,369,867/
                                                                                          $  988,950
Rick L. Mantz.......................       --             --          46,809/ 32,000      $1,161,481/
                                                                                          $  574,800

EMPLOYEE STOCK PURCHASE PLAN

     The Corporation's 1979 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in May 1979 and approved by the stockholders in February 1980. A total of 265,704 shares of Common Stock, after giving effect to stock splits in February and November, 1980 and May, 1984, were originally reserved for issuance under the Purchase Plan. The following amendments were authorized by the Board and approved by the stockholders at previous meetings: an additional 2,360,000 shares, after adjustment for the 1984 stock split, were added to the Purchase Plan; the termination date of the Purchase Plan was extended to 200l; the minimum term of employment for employees eligible for participation in the Purchase Plan was reduced from six (6) months to 9l days; and participating employees were required to end their participation at least two (2) business days instead of one (1) prior to the end of any six
(6) month period in which payroll amounts are deducted for participants ("Payment Period"). On November l, 1990, the Board amended the Purchase Plan to provide that: (i) if 85% of the average market price per share of the Common

Stock is less than the book value per share at the beginning of a Payment Period, the Purchase Plan is suspended; (ii) if 85% of the average market price per share at the end of a Payment Period is less than the book value per share, the payroll deductions are refunded; and (iii) if 85% of the average market price per share at the beginning of a Payment Period is less than the book value per share at the end thereof, the purchase price is the book value per share. Accordingly, the Purchase Plan was suspended in November 1990 as 85% of the average market price per share was less than the book value per share. The Board can reinstate the Purchase Plan at any time that 85% of the average market price per share exceeds the book value per share and the Payment Period's starting and ending dates would be adjusted accordingly. The Plan was reinstated March 1, 1992 and again suspended when market price per share fell below book value per share. The Purchase Plan was again reinstated on March 1, 1993 and is currently in effect.

     The following table sets forth certain information as to certain executive officers and current executive officers of the Corporation as a group and all other employees who participated in the Purchase Plan during the period October 1, 1993 through September 30, 1994:

                                                          NUMBER       AGGREGATE       AVERAGE
                    NAME OF INDIVIDUAL                   OF SHARES      PURCHASE      PRICE PER
                   OR IDENTITY OF GROUP                  PURCHASED       PRICE          SHARE
                   --------------------                  ---------     ---------      ---------
    All executive officers (5 persons in the Purchase
      Plan)............................................     6,181      $   68,794      $ 11.13
    All other employees (276 persons)..................    92,439      $1,048,911      $ 11.35

EMPLOYEE RETIREMENT SAVINGS AND DEFERRED PROFIT SHARING PLAN

     Under the retirement savings provisions of the Corporation's Employee Retirement Savings and Deferred Profit Sharing Plan (the "Plan"), established under Section 401(k) of the Internal Revenue Code in fiscal 1987, U.S. employees are generally eligible to contribute to the Plan after six (6) months of continuous service, in amounts determined by the Plan. The Corporation contributes an additional 50% of the employee contribution up to certain limits (not to exceed 1 1/2% of total eligible compensation). Employees become fully vested in the Corporation's contributions after five (5) years of continuous service, death, disability or upon reaching age 65. The Plan year for the 401(k) portion coincides with the calendar year, and the Corporation's contribution is paid in the following calendar year if the participant was employed at December 31 of the Plan year.

     The deferred profit sharing provisions of the Plan include retirement and other related benefits for substantially all of the Corporation's full-time U.S. employees. Contributions under the Plan are funded annually and are based, at a minimum, upon a formula measuring profitability in relation to revenues. Additional amounts may be contributed at the discretion of the Corporation. Contributions to the Plan are allocated to each participant based upon individual earnings in proportion to the earnings of all participants.

     The Corporation's contributions to the Plan for 1993, paid in 1994, amounted to $1,128,112 for all participants, including $4,806, $4,806, $4,121, $3,844 and $3,347 on behalf of the named officers in the Summary Compensation Table, respectively.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five (5) fiscal years ended September 30, 1994 with the total return on the Standard & Poors 500 Stock Index ("S&P 500") and an industry peer group ("Peer Group") based upon the Value Line Computers & Peripherals Industry in which the Corporation is included. The stockholder return shown on the graph is not intended to be indicative of future performance of the Corporation's Common Stock.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*

            GENERAL DATACOMM INDUSTRIES, INC., S&P 500, PEER GROUP**
                     (PERFORMANCE RESULTS THROUGH 9/30/94)


                                   [GRAPH]

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)        GDC            S&P 500       PEER GROUP
    ---------------------        ---            -------       ----------
           1989                 100.00          100.00          100.00
           1990                  37.50           90.70           87.26
           1991                  43.75          119.05          101.01
           1992                  58.33          132.49           92.57
           1993                 181.25          149.73           82.06
           1994                 470.83          155.21          111.25

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in GDC common stock, S&P 500, and Peer Group.

 * Cumulative total return assumes reinvestment of dividends.
** Peer Group consists of the Value Line Computer & Peripherals Industry.

           ITEM 2.  PROPOSED AMENDMENT TO THE 1991 STOCK OPTION PLAN

     The 1991 Stock Option Plan (the "1991 Plan") was adopted by the Board of Directors on December 5, 1991 and approved by the stockholders at the April 2, 1992 annual meeting. It is intended to provide an incentive to key employees, including officers and directors, who are employees of the Corporation and its subsidiaries, and to offer an inducement in obtaining the services of key personnel. The 1991 Plan is in addition to the Corporation's existing 198l and 1984 Incentive Stock Option Plans, the 1979 Stock Option Plan, the 1979 Employee Stock Purchase Plan and the 1983 and 1985 Stock Option Plans. No further options may be granted under the 1981 and 1984 Incentive Stock Option Plans and under the 1979, 1983 and 1985 Stock Option Plans. The Board of Directors has previously authorized amendments to all such stock option plans to permit payment to be made by delivery of shares of the Corporation's Common Stock valued at the market price for such shares at the time of exercise, to conform such plans to changes in the Tax Reform Act of 1986 and to conform such plans to comply with new Rule 16b-3 under the Securities Exchange Act of 1934.

     Options granted under the 1991 Plan may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986 ("Code"), as amended, or nonstatutory options. The 1991 Plan is not qualified under Section 40l(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

SUMMARY OF THE PLAN

     The basic provisions of the 1991 Plan are as follows:

          l. Six hundred twenty-five thousand (625,000) shares of the Common Stock, $.10 par value, of the Corporation were originally authorized for issuance under the Plan, and an additional six hundred twenty-five thousand (625,000) and six hundred fifty thousand (650,000) shares were approved by the stockholders at the 1993 and 1994 Annual Meetings. An additional 500,000 shares are to be approved at the 1995 Annual Meeting. Of such 2,400,000 total, as of November 25, 1994, 1,343,572 options have been granted and are outstanding, 107,600 options have been exercised, and 948,828 options remain available for grant, including the additional 500,000 subject to stockholder approval.

          2. The 1991 Plan is administered by the Chairman of the Board of Directors of the Corporation, as to all employees other than employees subject to Section 16 of the Securities Exchange Act of 1934 (generally executive officers), who reports to the Board of Directors the names of those granted stock options, the number of shares covered by each option, the applicable option prices and the type of option. The Stock Option Committee of the Board of Directors reports to the Board of Directors with respect to the names of employees subject to Section 16 of the Securities Exchange Act of 1934 granted stock options, the number of shares covered by each option, the applicable option prices and the type of option.

          3. The granting of an option under the 1991 Plan takes place whenever the Chairman of the Board or Stock Option Committee, as the case may be, makes such grant and designates the person for the receipt of the option. Each option is evidenced by an appropriate Stock Option Contract.

          4. The 1991 Plan terminates on December 4, 2001, and no option shall be granted under the 1991 Plan after that date.

          5. The option price at which non-incentive stock options may be granted shall be the fair market value of the Common Stock on the date the option is granted or such greater or lesser price as determined by the Chairman of the Board or Stock Option Committee, as the case may be. The option price at which incentive stock options may be granted shall not be less than the fair market value of the Common Stock on the date the option is granted, except that if the optionee would own more than 10% of the total outstanding shares of Common and Class B Stock of the Corporation if the option were to be exercised on the date of grant, the exercise price of such option shall be not less than 110% of the market price for said shares on the date of grant.

          6. The maximum term of each non-incentive stock option shall be for a period not exceeding ten (10) years from the date of grant thereof and the term of each incentive stock option shall likewise be for a period not exceeding ten (10) years from the date of grant thereof (but only five (5) years if the optionee owns more than 10% of the voting power).

          7. Except in limited situations as expressly provided in the 1991 Plan, no option granted under the 1991 Plan may be exercised during the life of the optionee, unless the optionee remains in the continuous employ of the Corporation or one of its subsidiaries from the date of grant to the date of exercise. The option shall be exercisable in whole or in part, from time to time, during the term thereof, as may be determined by the Chairman of the Board or Stock Option Committee, as the case may be, and stated in the option, provided, however, that unless otherwise permitted by the Board of Directors as to all outstanding options, no option may be exercised prior to the first anniversary of the date of grant of such option.

          8. Payment for shares purchased will be made in full in cash or by the surrender of shares of Common Stock of the Corporation valued at the market price for such shares at the time of exercise of the option under the 1991 Plan.

          9. If an optionee holds more than one (1) non-incentive stock option under the 1991 Plan or more than one (1) incentive stock option granted on or after January 1, 1987, the options may be exercised by the optionee in any order. Incentive stock options granted prior to January 1, 1987 may not be exercised while there is "outstanding" any previously granted incentive stock options. Such options are deemed outstanding until exercised in full or until expiration by lapse of time.

FEDERAL INCOME TAX CONSEQUENCES

  Tax Aspects -- Non-Incentive Stock Options

     Messrs. Weisman, Celler, Spett & Modlin, the Corporation's legal counsel, have advised that under existing Treasury regulations, with respect to non-incentive stock options, (i) an optionee will not realize taxable income upon the grant of an option; (ii) the difference between the option price and the fair market value of the shares on the date of exercise is taxable as ordinary income to the optionee at the time of exercise and is allowable to the Corporation, as an income tax deduction; (iii) the ordinary income to the optionee will be treated as compensation to the optionee which is subject to income tax withholding by the Corporation; (iv) the optionee will take a basis in the shares for tax purposes equal to the sum of the option price plus the amount of his or her ordinary income; and (v) any gain or loss on a subsequent sale of the shares, which will equal the difference between the sales proceeds and the optionee's tax basis in the shares, will be capital gain or loss at the time of sale.

  Tax Aspects -- Incentive Stock Options

     The Corporation has been advised by such legal counsel that the federal income tax consequences of incentive stock options under present law are generally as follows: if an option is an incentive stock option, the optionee will recognize no income upon grant or exercise (except for purposes of computing alternative minimum tax described below) of the incentive stock option and as such, the Corporation will not be allowed a deduction for federal tax purposes as it would in the case of the exercise of a non-statutory stock option. Upon the sale of the shares by the optionee (assuming that the sale occurs no sooner than two (2) years after grant of the option and one (1) year after exercise of the option), any gain will be capital gain to the optionee. If the optionee fails to hold the shares for the foregoing period, the disposal is treated as a disqualifying disposition. The gain on such disposition is ordinary income to the optionee to the extent of the difference between the option price and the fair market value of the shares on the date of exercise and any excess is long-term or short-term capital gain depending upon the holding period. In such event, the Corporation will be entitled to an income tax deduction equal to the ordinary income amount to the optionee.

     In order for an option to qualify as an incentive stock option, (i) the option must be granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options; (ii) such option is granted within ten
(10) years from the date such plan is adopted, or the date such plan is approved by the stockholders, whichever is earlier; (iii) the option must be exercised while the optionee is an employee of the Corporation or a subsidiary of the

Corporation, or no more than three months after the optionee's employment ceases (twelve (12) months in the case of termination following the optionee's total disability); (iv) the option may not by its terms be exercisable after the expiration of ten (10) years from the date it is granted; (v) the option price must not be less than the fair market value of the stock at the time such option is granted; (vi) the option plan must be approved by the stockholders within twelve (12) months after the date such plan is adopted; (vii) the option by its terms is non-transferable other than upon death of the optionee and is exercisable only by the optionee during his or her lifetime; (viii) if the optionee owns more than 10% of the voting power of all classes of the Corporation's stock at the time the option is granted, the option price must be at least 110% of the fair market value on the date of grant and the option may not be exercised after five (5) years from the date of grant; (ix) for options granted prior to January 1, 1987, the option by its terms is not exercisable while there is outstanding any previously granted incentive stock options; and
(x) under the terms of the plan, no optionee may, within a given calendar year prior to January 1, 1987, be granted incentive stock options for shares having an aggregate fair market value (determined at the time of the grant) in excess of $100,000 plus an "unused limit carryover" from the three (3) preceding calendar years. The "unused limit carryover" is equal to one-half of the amount by which $100,000 exceeds the fair market value of the shares for which the optionee was granted incentive stock under all incentive stock option plans of the Corporation or any of its subsidiaries in the calendar year. Commencing January 1, 1987, the aggregate fair market value, determined at time of grant, of stock for which an employee may exercise incentive stock options for the first time in any calendar year under all plans cannot exceed $100,000.

     For purposes of computing alternative minimum tax, the spread between the fair market value of the stock on the exercise date and the option price is no longer an item of tax preference. Rather, the spread is added to taxable income as an adjustment in computing alternative minimum tax, and the basis of the acquired stock is fair market value on the date of exercise.

     The selection of officers, executives and employees who will be granted options, and the number of shares to be offered shall be made by the Chairman of the Board and Stock Option Committee, as the case may be. However, it is presently expected that approximately 1,350 such persons of whom 13 are executive officers or directors, will be eligible for consideration by the Chairman of the Board and Stock Option Committee, as the case may be. The Corporation intends to register the additional shares covered by the 1991 Plan under the Securities Act of 1933 before the options may be exercised.

     The preceding summary of certain provisions of the 1991 Stock Option Plan is qualified in its entirety by reference to the complete text of the 1991 Plan which is set forth as Exhibit A of this Proxy Statement.

     The affirmative vote of a majority of the shares entitled to vote is required to approve the proposed amendment to the 1991 Plan authorizing 500,000 additional shares. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1991 PLAN AUTHORIZING ADDITIONAL SHARES. IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED FOR SUCH AMENDMENT TO THE PLAN UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand was selected by the Board of Directors as auditors for the Corporation's fiscal year ended September 30, 1994, the nineteenth year such firm has been the auditors of the Corporation.

     Representatives of such auditors are expected to be at the meeting of stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such auditors. No decision has yet been made as to the selection of the Corporation's auditors for the 1995 fiscal year.

                       MEETINGS OF THE BOARD OF DIRECTORS

     During fiscal 1994, the Board of Directors had eight (8) meetings. All of the Directors attended at least 75% of such meetings. Non-employee directors currently receive a fee of $1,200 for each meeting which they attend and an annual fee of $8,000. Under a plan adopted by the Board of Directors in 1982, non-employee directors have the opportunity to elect to defer receipt of all or a portion of their fees plus interest thereon.

     The Corporation has an Audit Committee consisting of Messrs. Lee Paschall, Howard S. Modlin and John L. Segall. Members of the Audit Committee receive an annual fee of $3,000. As part of its responsibilities, the Audit Committee reviews the audit function with the Corporation's independent auditors. During fiscal 1994 the Audit Committee had three (3) meetings. The Corporation does not have a nominating or compensation committee.

     The Corporation has a Stock Option Committee consisting of Messrs. Lee Paschall and Howard S. Modlin. Such Committee, which had two (2) meeting during fiscal 1994, determines which executive officers of the Corporation shall be granted stock options under its stock option plans.

                  STOCKHOLDER PROPOSALS -- 1996 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at next year's annual meeting, it must be received by the Corporation, Middlebury, Connecticut 06762-1299, on or before August 7, 1995.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. To the extent necessary in order to assure sufficient representation at the meeting, such solicitation will be made by the Corporation's regular employees in the total approximate number of three (3). Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                          HOWARD S. MODLIN
                                          Secretary

Dated: Middlebury, Connecticut
       December 5, 1994

                                                                       EXHIBIT A

                             1991 STOCK OPTION PLAN
                                       OF
                       GENERAL DATACOMM INDUSTRIES, INC.
                          (AS PROPOSED TO BE AMENDED)

      1. Purpose of the Plan. This Plan (herein called the "Plan") is designed to provide an incentive to key employees, including officers and directors who are employees, of GENERAL DATACOMM INDUSTRIES, INC. (herein called the "Corporation") and its subsidiaries, as defined in Section 425(f) of the Internal Revenue Code of 1986 and to offer an additional inducement in obtaining the services of key personnel.

      2. Stock Subject to the Plan. "Incentive Stock Options" and "Non-Incentive Stock Options" may be granted under the Plan to purchase in the aggregate not more than 2,400,000* shares of Common Stock, $.10 par value, of the Corporation (herein called "Common Stock"), which shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Corporation. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares shall again become available for options under the Plan.

      3. Administration of the Plan. The Plan shall be administered by the Chairman of the Board and a Stock Option Committee, who shall report to the Board of Directors the names of those granted options, the number of shares covered by each option and the applicable option prices. The Stock Option Committee shall consist of two (2) or more members of the Board of Directors appointed by the Board of Directors who are not employees of the Corporation nor entitled to receive options under the Plan. The Stock Option Committee shall have the exclusive right to grant stock options to employees who are subject to
Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act"), and the Chairman of the Board shall have the exclusive right to make all other grants. Except with respect to grants by the Stock Option Committee, the Chairman of the Board shall have the full power to construe and interpret the Plan and to establish and amend rules, regulations and forms for its administration. The Plan may not be amended, however, without the approval of the Board of Directors which shall also determine which employees are subject to Section 16(a) of the 1934 Act.

      4. Eligibility. The Chairman of the Board and Stock Option Committee may, consistent with the purposes of the Plan and Paragraph 3, grant options from time to time, within ten (10) years from the date of adoption of the Plan by the Board of Directors of the Corporation, to key employees, including officers and directors who are employees of the Corporation or of any of its present subsidiaries or future subsidiary corporations (herein called "Subsidiaries"), and covering such number of shares of Common Stock as may be determined, provided that no employee whose basic salary before bonuses or incentive payments is less than $20,000 per year shall be eligible to receive an option. Employees may receive more than one (1) option under the Plan, but the aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may exercise incentive stock options for the first time in any calendar year (under all such plans of the Corporation and its subsidiaries) shall not exceed $100,000.

      5. Option Price. The purchase price of the Common Stock under each option shall be determined by the Chairman of the Board and the Stock Option Committee, as the case may be, but shall not be less than the fair market value of the stock at the time of granting of the option except that in the case of Non-Incentive Stock Options, the price may be such lesser price as determined by the Chairman of the Board or Stock Option Committee, as the case may be. Such fair market value shall be taken by the Chairman of the Board and Stock Option Committee as the average between the high and low sale price on the date the option is granted, or, if there is no such sale on that date, then on the last previous day on which such a sale was

- ---------------

     * As proposed to be amended by Item 2.

reported. If the option holder owns more than 10% of the total combined voting power of the Corporation, the purchase price of Incentive Stock Options shall not be less than 110% of the fair market value on the date of grant.

      6. Term of Option. The term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, except that if the option holder owns more than 10% of the total combined voting power of the Corporation and the option is an Incentive Stock Option, such period shall not exceed five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

      7. Exercise of Option. The option shall be exercisable in whole or in part from time to time during the term thereof as may be determined by the Chairman of the Board or Stock Option Committee, as the case may be, and stated in the option, provided, however, that unless otherwise authorized by the Board of Directors as to all options outstanding under the Plan, no option may be exercised prior to the first anniversary of the date of granting of such option. The option shall be exercised by giving written notice to the Corporation at its principal office, Middlebury, Connecticut, specifying the number of shares purchased and accompanied by payment in full in cash of the aggregate purchase price therefor, or in the alternative, payment may be made by delivery of Common Stock of the Corporation valued at the closing price of such Common Stock on the New York Stock Exchange on the date of exercise. Certificates representing the shares of stock purchased shall be issued as promptly as practicable thereafter. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by his or her option until the date of issuance of a stock certificate for such shares. In no case may a fraction of a share be purchased or issued under the Plan. If fractions of a share would result from any adjustment, the adjustment shall be revised to the next higher whole number of shares.

      8. Termination of Employment. Any option holder whose employment has terminated for any reason other than death or disability may exercise his or her option, to the extent exercisable upon the effective date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option, provided, however, that if employment be terminated either (i) for cause, or (ii) without the employee giving reasonable notice (not less than 30 days unless waived in writing by the Chairman of the Board) said option shall (to the extent not previously exercised) terminate immediately. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation, of any of the Subsidiaries or of a corporation or its parent or subsidiary issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies.

      9. Death or Disability of Employee. (a) If an option holder dies while he or she is employed by the Corporation or any of the Subsidiaries or within three
(3) months after termination of the option holder's employment [unless such termination was either (i) for cause, or (ii) without the option holder giving reasonable notice (not less than 30 days unless waived in writing by the Chairman of the Board)] the option may be exercised by his or her executor, administrator or other person at the time entitled by law to the option holder's rights under the option, at any time within one (1) year after death, but in no event after the expiration of the term of the option, to the extent of the following schedule:

                             TIME FROM GRANT OF OPTION
        --------------------------------------------------------------------     PERCENTAGE
        FROM                                                   TO THE END OF     EXERCISABLE
        ----                                                   -------------     -----------
        1 Day................................................    12 Months            33%
        12 Months............................................    24 Months            67%
        Over 24 Months.......................................                        100%

     (b) In the event that an option holder becomes permanently and totally disabled while in the employ of the Corporation or any of the Subsidiaries, the option holder may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise an option to the extent of the above schedule, but in no event after the expiration of the option. For this purpose, an option holder shall be considered permanently and totally disabled if unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months. An option holder shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times as a committee appointed by the Chairman of the Board may require. The committee shall consist of three (3) employees who may be officers of the Corporation. Said committee's determination of whether the option holder is permanently and totally disabled shall be final and absolute, and shall not be subject to question by the option holder, a representative of the option holder or the Corporation.

     10. Stock Option Contract. Each option shall be evidenced by an appropriate Stock Option Contract which shall provide, among other things, (a) that the employee agrees that he or she will remain in the employ of the Corporation or its Subsidiaries, at the election of the Corporation, for a period of at least one (1) year from the later of (i) the date the option is granted or (ii) the date to which he or she is then otherwise obligated to remain in the employ of the Corporation, and (b) that in the event of exercise of such option, unless the shares have been registered under the Securities Act of 1933, as amended, the shares subject to option will be acquired for investment and not with a view to distribution thereof. Nothing in the Plan or in any option contract entered into pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or the Subsidiaries or interfere in any way with the right of the Corporation or the Subsidiaries to terminate his or her employment at any time without liability to the Corporation or the Subsidiaries.

     11. Adjustments Upon Changes in Common Stock. If additional shares of Common Stock are issued by the Corporation pursuant to a stock split or stock dividend in excess of 5% in any one (1) year, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Common Stock of the Corporation reserved for the purposes of this Plan shall be increased by the same proportion. In the event that the shares of Common Stock of the Corporation are reduced at any time by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted under the Plan shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of this Plan shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of this Plan shall be reduced by the same proportion. If the Corporation shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Corporation shall be sold or exchanged, each employee to whom an option has been granted under this Plan shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of the option, the same number and kind of shares of stock or the same amount of property, cash or securities as the employee would have been entitled to receive upon the happening of any such corporate event as if the employee had been, immediately prior to such event, the holder of the number of shares covered by the option. No option adjustment shall be made for stock dividends which are not in excess of 5% (even though the cumulative total of such stock dividends over the life of an option may be in excess of 5%), cash dividends or the issuance to stockholders of the Corporation of rights to subscribe for additional Common Stock or other securities.

     12. Amendments and Termination of the Plan. The Plan shall terminate on December 4, 2001, and an option shall not be granted under the Plan after that date. The Board of Directors without further approval of the shareholders, may at any time suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable in order that options granted hereunder as Incentive Stock Options shall be "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code of 1986, or to conform to any change in applicable law or to regulations or rulings of administrative agencies, or may so amend it in any other respect not involving a substantial departure from the principles herein set forth; provided, however, that no amendment shall be effective without prior approval of a majority of the holders of the issued and outstanding shares of Common Stock of the Corporation, which would: (a) except as specified in Paragraph 11, increase the number of shares for which options may be granted under the Plan; or (b) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option, adversely affect the holder's rights under such option.

     13. Non-Transferability of Option. No option granted under the Plan shall be transferable otherwise than by Will or the laws of descent and distribution; and options may be exercised, during the lifetime of the holder thereof, only by such holder.

     14. Restriction on Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares pursuant to any stock option agreement unless:

          (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration;

          (b) the prior approval of such sale or issuance has been obtained from any State regulatory body having jurisdiction; and

          (c) in the event the stock has been listed on any stock exchange, the shares with respect to which the option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

     15. Stockholders' Approval. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation at a meeting of its stockholders held within twelve (12) months after the date the Plan is adopted by the Board of Directors and any options granted hereunder prior to such approval shall be conditioned thereon.

                       GENERAL DATACOMM INDUSTRIES, INC.

          PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 2, 1995
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of General DataComm Industries, Inc., hereby constitutes and appoints CHARLES P. JOHNSON, HOWARD S. MODLIN and GERALD GORDON, and each and any of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at Chemical Bank, 3rd Floor, 270 Park Avenue, New York, New York, on February 2, 1995 at 4:00 P.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

    (1) FOR / / NOT FOR / / the election of Charles P. Johnson and Howard S. Modlin to the Board of Directors for a term of three (3) years and John
        L. Segall for a term of two (2) years and until their respective successors are elected. Authority is withheld with respect to the following nominee(s):

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

    (2) FOR / / AGAINST / / ABSTAIN / / the proposal to authorize an additional 500,000 shares available for grant under the 1991 Stock Option Plan.

    (3) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

    Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominees as directors and "FOR" Item 2.

                (Continued and to be signed on the reverse side)






                         (Continued from reverse side)

    A majority of said attorneys and proxies, or their substitute at said meeting, or any adjournments thereof (or if only one (l), that one (l)) may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above is hereby revoked.

    IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated December 5, 1994.


                                          Dated:                           , 199
                                                 --------------------------

                                                                          (L.S.)
                                                 --------------------------
                                                 (Stockholder(s) Signature)

                                                                          (L.S.)
                                                 --------------------------


NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed postage-paid envelope to GENERAL DATACOMM INDUSTRIES, INC.

                       GENERAL DATACOMM INDUSTRIES, INC.

          PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 2, 1995
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of General DataComm Industries, Inc., hereby constitutes and appoints CHARLES P. JOHNSON, HOWARD S. MODLIN and GERALD GORDON, and each and any of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at Chemical Bank, 3rd Floor, 270 Park Avenue, New York, New York, on February 2, 1995 at 4:00 P.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

    (1) FOR / / NOT FOR / / the election of Charles P. Johnson and Howard S. Modlin to the Board of Directors for a term of three (3) years and John
        L. Segall for a term of two (2) years and until their respective successors are elected. Authority is withheld with respect to the following nominee(s):

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

    (2) FOR / / AGAINST / / ABSTAIN / / the proposal to authorize an additional 500,000 shares available for grant under the 1991 Stock Option Plan.

    (3) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

    Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominees as directors and "FOR" Item 2.

                (Continued and to be signed on the reverse side)



_________________
   PLAN SHARES

                         (Continued from reverse side)

    A majority of said attorneys and proxies, or their substitute at said meeting, or any adjournments thereof (or if only one (l), that one (l)) may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above is hereby revoked.

    IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated December 5, 1994.


                                          Dated:                           , 199
                                                 --------------------------

                                                                          (L.S.)
                                                 --------------------------
                                                 (Stockholder(s) Signature)

                                                                          (L.S.)
                                                 --------------------------


NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed postage-paid envelope to GENERAL DATACOMM INDUSTRIES, INC.

                       GENERAL DATACOMM INDUSTRIES, INC.

          PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 2, 1995
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of General DataComm Industries, Inc., hereby constitutes and appoints CHARLES P. JOHNSON, HOWARD S. MODLIN and GERALD GORDON, and each and any of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at Chemical Bank, 3rd Floor, 270 Park Avenue, New York, New York, on February 2, 1995 at 4:00 P.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

    (1) FOR / / NOT FOR / / the election of Charles P. Johnson and Howard S. Modlin to the Board of Directors for a term of three (3) years and John
        L. Segall for a term of two (2) years and until their respective successors are elected. Authority is withheld with respect to the following nominee(s):

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

    (2) FOR / / AGAINST / / ABSTAIN / / the proposal to authorize an additional 500,000 shares available for grant under the 1991 Stock Option Plan.

    (3) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

    Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominees as directors and "FOR" Item 2.

                (Continued and to be signed on the reverse side)




____________    ____________
   COMMON          CLASS B


                         (Continued from reverse side)

    A majority of said attorneys and proxies, or their substitute at said meeting, or any adjournments thereof (or if only one (l), that one (l)) may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above is hereby revoked.

    IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated December 5, 1994.


                                          Dated:                           , 199
                                                 --------------------------

                                                                          (L.S.)
                                                 --------------------------
                                                 (Stockholder(s) Signature)

                                                                          (L.S.)
                                                 --------------------------


NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed postage-paid envelope to GENERAL DATACOMM INDUSTRIES, INC.